UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2003

ABLEAUCTIONS.COM, INC.

(exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia V3K 3T8 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-805-4580

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 7.

Exhibits

99.1

Press Release

Item 9.

Regulation FD Disclosure

On November 14, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

“Abdul Ladha”

________________________________

Abdul Ladha, Chief Executive Officer

Dated:  November 14, 2003

Exhibit 99

PRESS RELEASE

NEWS RELEASE

ABLEAUCTIONS REPORTS ONE OF ITS STRONGEST QUARTERS, POSTING SOLID GAINS AND RAISING OUTLOOK

FIFE, WASHINGTON – November 14, 2003 – Ableauctions.com Inc.  (AMEX:AAC) (the “Company”) today announced the results of operations for the quarter ended September 30, 2003, posting one of its strongest quarters to date.

For the third quarter, the Company reported revenue of $235,700 and net income of $40,902, compared to revenue of $96,621 during the same period in 2002 (and $163,645 in the last quarter), and net loss of $457,322 during the same period in 2002 (and net income of $32,531 in the last quarter).

The increase in revenue and profitability is attributed to the growth of the Company’s business and its acquisition of Rapidfusion Technologies Inc. on September 1, 2003.  The Company expects revenue to grow in the fourth quarter as it adds revenue streams and continues to:

(a) Deploy its technology and related services to auction houses, enabling them to broadcast auctions over the Internet (www.ableauctions.com/technology);

(b) Broadcast its clients auctions on eBay Live Auctions through its wholly owned subsidiary iCollector.com Technologies Ltd. and providing them with related auction services (www.icollectorlive.com/services.aspx);

(c ) Operate its liquidation stores and sell inventory it owns through live and simultaneously broadcast auctions over the Internet; and

(d) Sell and support its Point-Of-Sale (POS) software and build, support and maintain auction websites, custom hardware and network configurations through its newly acquired subsidiary Rapidfusion Technologies Inc. (www.rapidfusion.com/technology).

The gross profit margin for the quarter was 55% compared to 76% in the last quarter, and 70% for the same period in 2002.  Gross profit margins vary considerably from each revenue stream and as the Company defines additional revenue streams, the gross profit margin is expected to stabilize around 40%, reflecting the weighted average of all revenue streams.

The Company increased shareholder’s equity, defined as the value of our assets minus our liabilities, to $4,515,297 (from $1,969,889 as of June 30, 2003) and increased its cash reserves to $3,304,169 (from $814,163 as of June 30, 2003), primarily as a result of the private placement of our securities and the exercise of stock options.

With the objective of further expanding, the Company is currently negotiating the potential acquisition of an auction service provider and a liquidator.  The Company believes these acquisitions, if they are made, will enhance its operations significantly.  The Company is also in the process of finalizing auction-broadcasting agreements with various prominent auction houses, details of which the Company expects to announce as and when the agreements are signed and approved.

About Ableauctions.com

Ableauctions.com is a high-tech auctioneer that conducts auctions live and simultaneously broadcasts them over the Internet.  With the experience of 3,000 auctions, the Company has developed its own technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com.

About iCollector.com

iCollector.com is a wholly owned subsidiary of Ableauctions and is the independent connection to the world's auction houses. Founded in 1994, it was the first company dedicated to trading antiques, fine art and premium collectibles on the Internet. Today iCollector.com represents some of the world's leading auction houses.  Since January 2001, its alliance with eBay Live Auctions has resulted in hundreds of Live Auctions being broadcast in real-time, directly to the salesroom as the auction happens, selling tens of thousands of lots to many thousands of users online.  With its unparalleled understanding and expertise in this sector, iCollector can help you to maximize your opportunities to find, buy or sell art, antiques and collectibles online.

This press release contains forward-looking statements, particularly as related to the business plans of the Company, within the meaning of Section 27A of the Securities Act of 1933 and Sections 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Such forward-looking statements involve known and unknown risks, a reliance on third parties for information, uncertainties and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our auction houses, our ability to implement our inventory procurement strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Actual results may differ materially from the Company's expectations and estimates.